UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

OWL ROCK CORE INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 38th Floor New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 21, 2021, Owl Rock Core Income Corp. (the “Company”) and Owl Rock Capital Advisors LLC (the “Adviser”), on the one hand, entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers listed on Schedule 1 thereto (the “Initial Purchasers”), on the other hand, which Purchase Agreement relates to the Company’s sale of $350 million aggregate principal amount of its 3.125% notes due 2026 (the “Notes”) to the Initial Purchasers in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The Company is relying upon these exemptions from registration based in part on representations made by the Initial Purchasers. The Purchase Agreement also includes customary representations, warranties and covenants by the Company. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities under the Securities Act, or to contribute to payments the Initial Purchasers may be required to make in respect of those liabilities. The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

On September 23, 2021, the Company completed its offering of the Notes pursuant to the terms of the Purchase Agreement. The net proceeds from the sale of the Notes were approximately $344 million, after deducting the fees paid to the Initial Purchasers and estimated offering expenses of approximately $850,000, each payable by the Company. The Company intends to use the net proceeds to pay down a portion of its outstanding indebtedness under a senior secured revolving credit facility (the “Revolver”), which matures on April 14, 2026, and a revolving promissory note (the “Promissory Note”), which matures on February 28, 2023. Amounts drawn under the Revolver bear interest at either LIBOR plus a margin of 2.00%, or the prime rate plus a margin of 1.00%. Amounts borrowed pursuant to the Promissory Note bear interest at the lesser of the rate of interest for an ABR Loan or a Eurodollar Loan under the credit agreement dated as of April 15, 2021, as amended or supplemented from time to time, by and among the Adviser, as borrower, the several lenders from time to time party thereto, MUFG Union Bank, N.A., as Collateral Agent and MUFG Bank, Ltd., as Administrative Agent. Affiliates of certain initial purchasers are lenders under the Revolver. Accordingly, affiliates of certain of the initial purchasers may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down a portion of the outstanding indebtedness under the Revolver.

The Notes were issued pursuant to an Indenture dated as of September 23, 2021 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of September 23, 2021 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Notes will mature on September 23, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the Indenture. The Notes bear interest at a rate of 3.125% per year payable semi-annually on March 23 and September 23 of each year, commencing on March 23, 2022. The Notes will be the Company’s direct, general unsecured obligations and will rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes. The Notes will rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the Notes, including, without limitation, the Promissory Note, of which $48 million was outstanding as of September 13, 2021. The Notes will rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Revolver, of which approximately $487 million was outstanding as of September 13, 2021. The Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities, including, without limitation borrowings under the Company’s special purpose vehicle asset credit facility, of which approximately $150 million was outstanding as of September 20, 2021.

The Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the Investment Company Act of 1940, as amended (the “1940 Act), as modified by Section 61(a) of the 1940 Act, for the period of time during which the Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

A copy of the Base Indenture and First Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively and are incorporated herein by reference. The description of the Notes contained in this Form 8-K is qualified in its entirety by reference to the foregoing.

Registration Rights Agreement

In connection with the offering, the Company entered into a Registration Rights Agreement, dated as of September 23, 2021 (the “Registration Rights Agreement”), with Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company is obligated to file with the Securities and Exchange Commission (the “Commission”) a registration statement with respect to an offer to exchange the Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the Notes. If the Company fails to satisfy its registration obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, filed as an exhibit hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other.

Status of the Offering

As of September 23, 2021, the Company has issued approximately 17,515,705 shares of its Class S common stock, approximately 7,103,293 shares of its Class D common stock, and approximately 42,813,272 shares of its Class I common stock in its public offering, and have raised total gross proceeds of approximately $164.9 million, approximately $66.0 million, and approximately $398.6 million, respectively, including seed capital of $1,000 contributed by the Adviser in September 2020 and approximately $25.0 million in gross proceeds raised from Owl Rock Feeder FIC ORCIC Equity LLC, an entity affiliated with the Adviser.

September 1, 2021 Public Offering Price

In accordance with the Company’s share pricing policy, we intend to sell our shares on the first of each month at a net offering price that we believe reflects the net asset value per share at the end of the preceding month. The September 1, 2021 public offering price for each of our share classes is equal to such class’s NAV per share as of August 31, 2021, plus applicable maximum upfront sales load.

	Net Asset Value (per share)	Maximum Offering Price (per share)
Class S	$9.30	$9.63
Class D	$9.29	$9.43
Class I	$9.30	$9.30

Portfolio Update

As of August 31, 2021, we had debt investments in 68 portfolio companies with an aggregate par value of $1,012.4 million. As of August 31, 2021, based on par value, our portfolio consisted of 77.7% first lien debt investments, 20.8% second lien debt investments, 0.2% unsecured debt investments, and 1.3% equity investments. As of August 31, 2021, greater than 99.9% of the debt investments based on par value in our portfolio were at floating rates. The table below describes investments by industry composition based on par value, excluding equity investments, as of August 31, 2021.

Industry	Par	% of Par
Insurance	$184,865	18.3%
Internet software and services	114,051	11.3%
Advertising and media	106,250	10.5%
Leisure and entertainment	94,595	9.3%
Manufacturing	72,361	7.1%
Healthcare equipment and services	61,130	6.0%
Buildings and real estate	59,562	5.9%
Consumer products	54,216	5.4%
Food and beverage	43,320	4.3%
Infrastructure and environmental services	41,000	4.0%
Financial services	40,361	4.0%
Aerospace and defense	34,988	3.5%
Professional Services	32,423	3.2%
Distribution	16,431	1.6%
Healthcare providers and services	11,080	1.1%
Chemicals	10,186	1.0%
Automotive	10,000	1.0%
Household products	9,975	1.0%
Business services	5,134	0.5%
Containers and packaging	5,000	0.5%
Healthcare technology	4,489	0.4%
Telecommunications	998	0.1%

Total	$1,012,415	100.0%

Past performance is not necessarily indicative of future performance, and there can be no assurance that we will achieve comparable investment results, or that any targeted returns will be met.

Statements contained herein that are not historical facts are based on current expectations, estimates, projections, opinions, and/or beliefs of our management. Such statements involve known and unknown risks, uncertainties, and other factors, and undue reliance should not be placed thereon. Certain information contained herein constitutes “forward-looking statements,” which can be identified by the use of terms such as “may”, “will”, “should”, “expect”, “project”, “estimate”, “intend”, “continue”, “target”, or “believe” (or the negatives thereof) or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or our actual performance may differ materially from those reflected or contemplated in such forward-looking statements. As a result, investors should not rely on such forward-looking statements in making their investment decisions.

The estimates presented above are based on management’s preliminary determinations only and, consequently, the data set forth in our Form 10-Q or 10-K may differ from these estimates, and any such differences may be material. In addition, the information presented above does not include all of the information regarding our financial condition and results of operations that may be important to investors. As a result, investors are cautioned not to place undue reliance on the information presented above. The information presented above is based on management’s current expectations that involve substantial risk and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information. We assume no duty to update these preliminary estimates except as required by law.

Neither KPMG LLP, our independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed procedures with respect to the preliminary financial data contained herein. Accordingly, KPMG LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

Item 9.01. Financial Statements and Exhibits

4.1 Indenture, dated as of September  23, 2021, by and between Owl Rock Core Income Corp. and Wells Fargo Bank, National Association, as trustee

4.2 First Supplemental Indenture, dated as of September 23, 2021, relating to the 3.125% notes due 2026, by and between Owl Rock Core Income Corp. and Wells Fargo Bank, National Association, as trustee

4.3 Form of 3.125% notes due 2026 sold in reliance on Rule 144A of the Securities Act (Incorporated by Reference to Exhibit 4.2 hereto)

4.4 Form of 3.125% notes due 2026 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9)  of the Securities Act (Incorporated by Reference to Exhibit 4.2 hereto)

4.5 Registration Rights Agreement, dated as of September 23, 2021, by and among Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the Initial Purchasers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWL ROCK CORE INCOME CORP.

Dated: September 24, 2021	By:	/s/ Bryan Cole
Name: Bryan Cole
Title: Chief Operating Officer and Chief Financial Officer